Exhibit 99.1

CAREER EDUCATION CORPORATION REPORTS

RESULTS FOR THIRD QUARTER 2009

Revenue increased 17% and operating income increased 233% excluding Transitional Schools and other significant items

Company on track to exceed previously stated 2010 milestones

Hoffman Estates, Ill. (November 4, 2009) – Career Education Corporation (NASDAQ: CECO) today reported total revenue of $459.9 million, and net income of $20.8 million, or $0.25 per diluted share, for the third quarter of 2009 compared to total revenue of $403.0 million and a net loss of $0.1 million, or $0.00 per diluted share, for the third quarter of 2008.

The financial and operating results for the third quarter 2009 and 2008 include revenue and operating losses associated with schools currently being taught out (Transitional Schools) as well as other significant items as itemized in the tables within this press release.

On a non-GAAP basis, which excludes the Transitional Schools and other significant items, revenue was $457.5 million in the third quarter, a 16.5 percent increase from $392.7 million in the third quarter of 2008 and earnings per diluted share were $0.47 in the third quarter as compared to $0.18 in the third quarter of 2008, an increase of over 160%. (See segment tables below and the GAAP to non-GAAP reconciliation attached to this press release.)

“We are pleased with our third-quarter results, as they reflect the progress we have made across the organization on our transformation initiatives,” said Gary E. McCullough, President and Chief Executive Officer. “Revenue growth accelerated in the third quarter, as we achieved the highest levels of new student starts and student population in our company’s history. We also delivered another meaningful increase in operating margins, positioning us well ahead of our 2009 internal plan.”

CEC ANNOUNCES 3Q09 RESULTS …PG 2

Outlook

In March 2008, the company established milestone objectives for 2010 of between $225 and $270 million in operating income. Based upon the financial performance through the first nine months, and the record level of student population as of October 31, 2009, the company is on track to achieve operating income, excluding Transitional Schools and other significant items, within the low end of the 2010 milestone objective range in 2009, a year ahead of schedule.

Three Months Ended September 30, 2009

•

Total revenue from continuing operations was $459.9 million during the third quarter of 2009, a 14.1 percent increase from $403.0 million during the third quarter of 2008. Excluding the Transitional Schools, revenue was $457.5 million in the third quarter, a 16.5 percent increase from $392.7 million in the third quarter of 2008.

•	The financial and operating results for the third quarter 2009 and 2008 include operating losses associated with Transitional Schools as well as other significant items as summarized below:

	Reconciling Items (In Millions)	Diluted Earnings per Share Impact
Three Months Ended September 30, 2009
Performance-based Compensation Related To Plan Outperformance	$(18.8)	$(0.14)

Transitional Schools Operating Losses	(7.4)	(0.06)

Asset Impairment Charges	(2.5)	(0.02)

TOTAL	$(28.7)	$(0.22)

Three Months Ended September 30, 2008

Lease Exit Charges	$(9.7)	$(0.07)

Transitional Schools Operating Losses	(8.0)	(0.06)

Asset Impairment Charges	(6.8)	(0.05)

TOTAL	$(24.5)	$(0.18)

•	The company believes it is useful to present non-GAAP financial measures excluding these impacts as a means to understand the performance of its core business.

•	Operating income was $32.3 million during the third quarter of 2009, versus an operating loss of $6.2 million during the third quarter of 2008. Operating margin was 7.0 percent during the third

CEC ANNOUNCES 3Q09 RESULTS …PG 3

quarter of 2009, as compared to an operating margin loss of 1.5 percent during the third quarter of 2008.

•

Excluding the reconciling items listed in the table above, operating income was $61.0 million in the third quarter of 2009, up 233.3 percent from $18.3 million in the third quarter of 2008 and operating margin was 13.3 percent during the third quarter of 2009, an 8.6 percentage point increase compared to an operating margin percentage of 4.7 percent during the third quarter of 2008.

Nine Months Ended September 30, 2009

•

Total revenue from continuing operations was $1.34 billion during the nine months ended September 30, 2009, a 5.7 percent increase from $1.27 billion during the nine months ended September 30, 2008. Excluding the Transitional Schools, revenue was $1.33 billion during the nine months ended September 30, 2009, an 8.4 percent increase from $1.22 billion during the nine months ended September 30, 2008.

•

Operating income increased to $86.3 million during the nine months ended September 30, 2009, from $37.1 million during the nine months ended September 30, 2008. Operating margin increased to 6.5 percent during the nine months ended September 30, 2009, from 2.9 percent during the nine months ended September 30, 2008.

•

Income from continuing operations during the nine months ended September 30, 2009, was $57.9 million, or $0.66 per diluted share, relative to $37.2 million, or $0.41 per diluted share, during the nine months ended September 30, 2008.

•

The financial and operating results for the nine months ended September 30, 2009 and 2008 include operating losses associated with Transitional Schools as well as other significant items as summarized below:

	Reconciling Items (In Millions)	Diluted Earnings per Share Impact
Nine Months Ended September 30, 2009
Transitional Schools Operating Losses	$(44.5)	$(0.33)
Performance-based Compensation Related To Plan Outperformance	(25.3)	(0.19)

Asset Impairment Charges	(2.5)	(0.02)

CEC ANNOUNCES 3Q09 RESULTS …PG 4

Severance and Stay Bonus Charges	(1.5)	(0.01)

TOTAL	$(73.8)	$(0.55)

Nine Months Ended September 30, 2008

Transitional Schools Operating Losses	$(27.9)	$(0.20)

Lease Exit Charges	(9.7)	(0.07)

Asset Impairment Charges	(6.8)	(0.05)

Severance and Stay Bonus Charges	(4.3)	(0.03)

Gain from Termination of Affiliate Relationship	—	0.03

TOTAL	$(48.7)	$(0.32)

•

Excluding the reconciling items listed in the table above, operating income was $160.1 million during the nine months ended September 30, 2009, up 86.6 percent from $85.8 million during the nine months ended September 30, 2008 and operating margin was 12.0 percent during the nine months ended September 30, 2009, a 5.0 percentage point increase relative to an operating margin of 7.0 percent during the nine months ended September 30, 2008.

CONSOLIDATED CASH FLOWS AND FINANCIAL POSITION

Cash Flows

•

Cash provided by operating activities was $217.4 million during the nine months ended September 30, 2009, compared to cash provided by operating activities of $158.9 million during the nine months ended September 30, 2008.

•

Capital expenditures increased to $50.3 million during the nine months ended September 30, 2009, from $39.9 million during the nine months ended September 30, 2008. Capital expenditures represented 3.8 percent of total revenue during the nine months ended September 30, 2009.

Financial Position

•	As of September 30, 2009 and December 31, 2008, cash and cash equivalents and investments totaled $473.8 million and $508.7 million, respectively.

•	Days sales outstanding (DSO) were 14 days as of September 30, 2009, compared to 13 days as of September 30, 2008.

CEC ANNOUNCES 3Q09 RESULTS …PG 5

Stock Repurchase Program

During the three months ended September 30, 2009, the company repurchased approximately 1.7 million shares of its common stock for approximately $40.0 million at an average price of $24.15 per share. During the nine months ended September 30, 2009, the company repurchased 8.2 million shares of its common stock for approximately $180.0 million at an average price of $21.84 per share.

As of September 30, 2009, approximately $215.5 million was available under the Company’s previously authorized repurchase program. This amount includes an additional $200.0 million authorized by our Board of Directors on August 4, 2009. Stock repurchases under this program may be made on the open market or in privately negotiated transactions from time to time, depending on various factors, including market conditions and corporate and regulatory requirements. The stock repurchase program does not have an expiration date and may be suspended or discontinued at any time.

Revenue

	For the three months ended September 30,		% Change
	2009	2008	2009 vs. 2008
Revenue (in millions)
University	$206.8	$172.8	20%
Culinary Arts	91.6	86.0	7%
Health Education	78.0	59.5	31%
Art & Design	65.9	61.8	7%
International	15.3	12.6	22%
Corporate and other	(0.1)	(0.0)	NM

Subtotal	$457.5	$392.7	17%
Transitional Schools	2.4	10.3	(77)%

Total Revenue	$459.9	$403.0	14%

Operating Income

	For the three months ended September 30,		% Change
	2009	2008	2009 vs. 2008
Operating Income (in millions)
University	$40.9	$27.3	50%
Culinary Arts	7.4	(10.4)	171%
Health Education	12.9	3.1	316%
Art & Design	7.8	3.8	105%
International	(4.5)	(5.2)	13%
Corporate and other	(24.8)	(16.8)	(48)%

Subtotal	$39.7	$1.8	NM
Transitional Schools	(7.4)	(8.0)	8%

Total Operating Income	$32.3	$(6.2)	621%

Operating Margin

CEC ANNOUNCES 3Q09 RESULTS …PG 6

	For the three months ended September 30,
	2009	2008
Operating Margin
University	19.8%	15.8%
Culinary Arts	8.0%	-12.1%
Health Education	16.5%	5.3%
Art & Design	11.8%	6.2%
International	-29.3%	-41.6%
Corporate and other	NM	NM

Subtotal	8.7%	0.4%
Transitional Schools	NM	-77.7%

Total	7.0%	-1.5%

STUDENT POPULATION AND NEW STUDENT START DATA

Student Population

Total student population by reportable segment as of October 31, 2009 and 2008, were as follows:

	As of October 31,		% Change
	2009	2008	2009 vs. 2008
STUDENT POPULATION
University	53,700	44,800	20%
Culinary Arts	12,500	10,300	21%
Health Education	22,900	17,400	32%
Art & Design	13,900	14,000	(1)%
International	10,900	9,700	12%

Subtotal	113,900	96,200	18%
Transitional Schools	300	2,200	(86)%

Total Student Population	114,200	98,400	16%

ONLINE STUDENT POPULATION
Culinary Arts	100	0	NM
Art & Design	1,400	800	75%
University	42,300	34,400	23%

Total Online Student Population	43,800	35,200	24%

New Student Starts

New student starts by reportable segment during the third quarter of 2009 and 2008, were as follows:

	For the three months ended September 30,		% Change
	2009	2008	2009 vs. 2008
NEW STUDENT STARTS
University	16,010	14,130	13%
Culinary Arts	7,110	4,710	51%
Health Education	7,040	5,600	26%
Art & Design	3,310	3,080	7%

CEC ANNOUNCES 3Q09 RESULTS …PG 7

International	4,200	4,070	3%

Subtotal	37,670	31,590	19%
Transitional Schools	0	10	NM

Total New Student Starts	37,670	31,600	19%

ONLINE NEW STUDENT STARTS
Culinary Arts	90	0	NM
Art & Design	370	320	16%
University	13,090	11,480	14%

Total Online Student Starts	13,550	11,800	15%

CONFERENCE CALL INFORMATION

Career Education Corporation will host a conference call on November 5, 2009 at 10:00 AM (Eastern Time). Interested parties can access the live webcast of the conference call at www.careered.com. Participants can also listen to the conference call by dialing 800-471-6718 (domestic) or 630-691-2735 (international) and reference confirmation 25477681. Please log-in or dial-in at least 10 minutes prior to the start time to ensure a connection. An archived version of the webcast will be accessible for 90 days at www.careered.com. A replay of the call will also be available for seven days by calling 888-843-8996 (domestic) or 630-652-3044 (international) and reference confirmation 25477681.

About Career Education Corporation

The colleges, schools and universities that are part of the Career Education Corporation (CEC) family offer high-quality education to a diverse student population of over 110,000 students across the world in a variety of career-oriented disciplines. The more than 75 campuses that serve these students are located throughout the U.S. and in France, Italy, and the United Kingdom, and offer doctoral, master’s, bachelor’s and associate degrees, and diploma and certificate programs. Approximately one-third of CEC’s students attend the web-based virtual campuses of American InterContinental University and Colorado Technical University.

CEC is an industry leader whose gold-standard brands are recognized globally. Those brands include, among others, American InterContinental University; Brooks Institute; Colorado Technical University; Harrington College of Design; INSEEC Schools; International Academy of Design & Technology; Istituto Marangoni; Le Cordon Bleu North America; and Sanford-Brown Institutes and Colleges. CEC is committed to providing quality education, enabling students to graduate and pursue rewarding careers.

For more information, see CEC’s website at www.careered.com. The website includes a detailed listing of individual campus locations and web links to CEC’s more than 75 colleges, schools, and universities.

Except for the historical and present factual information contained herein, the matters set forth in this release, including statements identified by words such as “anticipate,” “believe,” “plan,” “expect,” “intend,” “project,” “will,” “potential” and similar expressions, are forward-looking statements as defined in Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, performance and business prospects, and opportunities to differ materially from those expressed in, or implied by, these statements. Except as expressly required by the federal securities laws, we undertake no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason. These risks and uncertainties, the outcome of which could materially and adversely affect our financial condition and operations, include, but are not limited to, the

CEC ANNOUNCES 3Q09 RESULTS …PG 8

following: the adverse impact and potential impacts on the availability of Title IV and private student loans for our students of (1) the willingness or ability of private lenders to make private student loans in the current U.S. credit markets, (2) new student lending related reporting and disclosure obligations on institutions that participate in Title IV federal student financial aid programs under The Higher Education Opportunity Act (“HEOA”), signed into law on August 14, 2008, in the first full reauthorization of the Higher Education Act of 1965, as amended (together with HEOA, “HEA”) or provide payment plans to students and (3) pending regulations under HEOA, HEA and Congress’ willingness or ability to maintain or increase funding for Title IV programs; potential higher bad debt expense or reduced revenue associated with requiring students to pay more of their educational expenses while in school or with directly providing extended payment plans to our students; increased competition; the effectiveness of our regulatory compliance efforts; impairment of goodwill and other intangible assets as we continue to redefine the company and manage our brands and marketing to improve effectiveness and reduce costs; charges and expenses associated with exiting excess facility space, the impact on our revenues and profitability of our transitional segment; our ability to comply with accrediting agency requirements or obtain accrediting agency approvals for existing or new programs; our dependence on information technology systems; our ownership or use of intellectual property; costs and impacts of regulatory, legal and administrative actions, proceedings and investigations, governmental regulations, and class action and other lawsuits; our ability to manage and continue growth; and other factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2008, our Quarterly Reports on Form 10-Q for the most recent fiscal quarters, and from time to time in our current reports filed with the Securities and Exchange Commission.

###

Investors:	John Springer
847/585-3899
www.careered.com

Media:	Jeff Leshay
847/585-2005

CAREER EDUCATION CORPORATION

SELECTED SEGMENT INFORMATION

(Dollars in thousands)

	For the Three Months Ended September 30,
	2009	2008
REVENUE:
University	$206,810	$172,856
Culinary Arts	91,654	85,961
Health Education	77,981	59,514
Art & Design	65,879	61,766
International	15,333	12,595
Corporate and other	(147)	(1)

Subtotal	$457,510	$392,691
Transitional Schools	2,402	10,273

Total revenue	$459,912	$402,964

SEGMENT OPERATING INCOME (LOSS):
University	$40,936	$27,341
Culinary Arts	7,373	(10,426)
Health Education	12,863	3,142
Art & Design	7,751	3,835
International	(4,498)	(5,244)
Corporate and other	(24,764)	(16,906)

Subtotal	$39,661	$1,742
Transitional Schools	(7,387)	(7,978)

Total operating income	$32,274	$(6,236)

SEGMENT OPERATING INCOME (LOSS) PERCENTAGE:
University	19.8%	15.8%
Culinary Arts	8.0%	-12.1%
Health Education	16.5%	5.3%
Art & Design	11.8%	6.2%
International	-29.3%	-41.6%
Transitional Schools	NM	NM

CAREER EDUCATION CORPORATION

SELECTED SEGMENT INFORMATION

(Dollars in thousands)

	For the Nine Months Ended September 30,
	2009	2008
REVENUE:
University	$594,895	$525,365
Culinary Arts	241,178	251,026
Health Education	219,480	177,669
Art & Design	193,758	196,214
International	76,119	71,872
Corporate and other	(344)	9

Subtotal	$1,325,086	$1,222,155
Transitional Schools	12,555	43,843

Total revenue	$1,337,641	$1,265,998

SEGMENT OPERATING INCOME (LOSS):
University	$121,864	$79,806
Culinary Arts	5,296	(5,320)
Health Education	39,160	11,591
Art & Design	21,093	19,005
International	9,951	10,750
Corporate and other	(66,535)	(50,875)

Subtotal	$130,829	$64,957
Transitional Schools	(44,511)	(27,881)

Total operating income	$86,318	$37,076

SEGMENT OPERATING INCOME (LOSS) PERCENTAGE:
University	20.5%	15.2%
Culinary Arts	2.2%	-2.1%
Health Education	17.8%	6.5%
Art & Design	10.9%	9.7%
International	13.1%	15.0%
Transitional Schools	NM	NM

CAREER EDUCATION CORPORATION AND SUBSIDIARIES

UNAUDITED CONSOLIDATED BALANCE SHEETS

(In thousands)

	September 30 2009	December 31, 2008
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$248,064	$244,726
Investments	225,733	263,953

Total cash and cash equivalents and investments	473,797	508,679
Receivables:
Students, net of allowance for doubtful accounts of $43,284 and $35,068 as of September 30, 2009 and December 31, 2008, respectively	62,084	58,930
Other, net	8,782	9,184
Prepaid expenses	46,902	46,140
Inventories	9,935	12,332
Deferred income tax assets	17,344	17,344
Other current assets	5,965	9,170
Assets of discontinued operations	7,241	7,973

Total current assets	632,050	669,752

NON-CURRENT ASSETS:
Property and equipment, net	299,783	304,722
Goodwill	378,374	376,072
Intangible assets, net	184,151	39,904
Deferred income tax assets	9,268	9,434
Other assets, net	18,262	17,439

TOTAL ASSETS	$1,521,888	$1,417,323

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt and capital lease obligations	$849	$354
Accounts payable	51,393	28,330
Accrued expenses:
Payroll and related benefits	83,967	63,181
Advertising and production costs	27,840	21,504
Income taxes	12,031	29,224
Royalty payments	20,738	1,476
Other	48,328	47,750
Deferred tuition revenue	206,804	153,595
Liabilities of discontinued operations	13,076	9,884

Total current liabilities	465,026	355,298

NON-CURRENT LIABILITIES:
Long-term debt and capital lease obligations, net of current maturities	3,110	1,889
Deferred rent obligations	97,026	97,641
Royalty payments	29,791	—
Other liabilities, net	16,461	13,983

Total non-current liabilities	146,388	113,513

SHARE-BASED AWARDS SUBJECT TO REDEMPTION	1,524	860

STOCKHOLDERS’ EQUITY:
Preferred stock	—	—
Common stock	954	933
Additional paid-in capital	240,753	222,523
Accumulated other comprehensive income	11,762	5,774
Retained earnings	857,375	807,500
Cost of shares in treasury	(201,894)	(89,078)

Total stockholders’ equity	908,950	947,652

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,521,888	$1,417,323

CAREER EDUCATION CORPORATION AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts and percentages)

	For the Three Months Ended September 30,
	2009	% of Revenue	2008	% of Revenue
REVENUE:
Tuition and registration fees	$436,530	94.9%	$383,337	95.1%
Other	23,382	5.1%	19,627	4.9%

Total revenue	459,912		402,964

OPERATING EXPENSES:
Educational services and facilities	154,842	33.7%	166,794	41.4%
General and administrative	254,018	55.2%	216,949	53.8%
Depreciation and amortization	16,278	3.5%	18,614	4.6%
Goodwill and asset impairment	2,500	0.5%	6,843	1.7%

Total operating expenses	427,638	93.0%	409,200	101.5%

Operating income (loss)	32,274	7.0%	(6,236)	-1.5%

OTHER INCOME (EXPENSE):
Interest income	326	0.1%	2,876	0.7%
Interest expense	(10)	0.0%	(211)	-0.1%
Share of affiliate earnings	—	0.0%	—	0.0%
Miscellaneous income (expense)	62	0.0%	(221)	-0.1%

Total other income	378	0.1%	2,444	0.6%

Pretax income (loss)	32,652	7.1%	(3,792)	-0.9%

Provision (benefit) for income taxes	9,681	2.1%	(5,341)	-1.3%

Income from continuing operations	22,971	5.0%	1,549	0.4%

Loss from discontinued operations, net of tax	(2,179)		$(1,696)

NET INCOME (LOSS)	$20,792		$(147)

NET INCOME (LOSS) PER SHARE - DILUTED
Income from continuing operations	$0.27		$0.02
Loss from discontinued operations	(0.02)		(0.02)

Net income	$0.25		$(0.00)

DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING	83,669		89,675

CAREER EDUCATION CORPORATION AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts and percentages)

	For the Nine Months Ended September 30,
	2009	% of Revenue	2008	% of Revenue
REVENUE:
Tuition and registration fees	$1,279,919	95.7%	$1,213,051	95.8%
Other	57,722	4.3%	52,947	4.2%

Total revenue	1,337,641		1,265,998

OPERATING EXPENSES:
Educational services and facilities	485,624	36.3%	488,924	38.6%
General and administrative	713,375	53.3%	673,708	53.2%
Depreciation and amortization	49,824	3.7%	57,365	4.5%
Goodwill and asset impairment	2,500	0.2%	8,925	0.7%

Total operating expenses	1,251,323	93.5%	1,228,922	97.1%

Operating income	86,318	6.5%	37,076	2.9%

OTHER INCOME (EXPENSE):
Interest income	1,968	0.1%	9,326	0.7%
Interest expense	(32)	0.0%	(703)	-0.1%
Share of affiliate earnings	—	0.0%	4,665	0.4%
Miscellaneous expense	(925)	-0.1%	(498)	0.0%

Total other income	1,011	0.1%	12,790	1.0%

Pretax income	87,329	6.5%	49,866	3.9%

Provision for income taxes	29,479	2.2%	12,651	1.0%

Income from continuing operations	57,850	4.3%	37,215	2.9%

Loss from discontinued operations, net of tax	(7,311)		(8,287)

NET INCOME	$50,539		$28,928

NET INCOME (LOSS) PER SHARE - DILUTED
Income from continuing operations	$0.66		$0.41
Loss from discontinued operations	(0.08)		(0.09)

Net income	$0.58		$0.32

DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING	87,071		90,144

CAREER EDUCATION CORPORATION AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	For the Nine Months Ending September 30,
	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES:

Net income	$50,539	$28,928
Adjustments to reconcile net income to net cash provided by operating activities:
Goodwill and asset impairment	2,500	13,600
Depreciation and amortization expense	50,038	60,070
Bad debt expense	38,927	33,350
Compensation expense related to share-based awards	12,313	10,017
Gain on sale of business	—	(1,555)
Loss on disposition of property and equipment	1,196	573
Share of affiliate earnings, net of cash received	—	939
Deferred income taxes	—	(1,736)
Changes in operating assets and liabilities	61,883	14,758

Net cash provided by operating activities	217,396	158,944

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of available-for-sale investments	(464,163)	(470,324)
Sales of available-for-sale investments	502,383	352,896
Purchases of property and equipment	(50,329)	(39,874)
Acquisition of the rights to the Le Cordon Bleu brand	(25,000)	—
Other	(370)	944

Net cash used in investing activities	(37,479)	(156,358)

CASH FLOWS FROM FINANCING ACTIVITIES:
Purchase of treasury stock	(181,126)	(14,055)
Issuance of common stock	2,166	3,089
Tax benefit associated with stock option exercises	194	433
Payments on revolving loans	—	(1,492)
Borrowings (payments) of capital lease obligations and other long-term debt	1,214	(479)

Net cash used in financing activities	(177,552)	(12,504)

EFFECT OF FOREIGN CURRENCY EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS:	888	(2,815)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	3,253	(12,733)
Add: Cash balance of discontinued operations, beginning of the year	132	15,922
Less: Cash balance of discontinued operations, end of the year	47	739
CASH AND CASH EQUIVALENTS, beginning of the year	244,726	221,783

CASH AND CASH EQUIVALENTS, end of the year	$248,064	$224,233

CAREER EDUCATION CORPORATION

SELECTED UNIVERSITY SEGMENT INFORMATION

(Dollars in thousands)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2009	2008	2009	2008
UNIVERSITY REVENUE:
AIU	$107,182	$94,554	$309,276	$287,262
Online	90,507	77,767	256,427	229,344
On-ground	16,675	16,787	52,849	57,918

CTU	92,849	71,468	263,100	214,832
Online	77,004	58,925	217,327	175,584
On-ground	15,845	12,543	45,773	39,248

Briarcliffe	6,779	6,834	22,519	23,271

Total University	$206,810	$172,856	$594,895	$525,365

UNIVERSITY SEGMENT OPERATING INCOME (LOSS):
AIU	$23,658	$16,165	$69,241	$40,335
Online	28,628	21,549	80,504	52,056
On-ground	(4,970)	(5,384)	(11,263)	(11,721)

CTU	$17,076	$11,640	$53,740	$40,134
Online	19,773	12,665	58,421	41,075
On-ground	(2,697)	(1,025)	(4,681)	(941)

Briarcliffe	202	(464)	(1,117)	(663)

Total University	$40,936	$27,341	$121,864	$79,806

UNIVERSITY SEGMENT OPERATING INCOME (LOSS) PERCENTAGE:
AIU	22.1%	17.1%	22.4%	14.0%
Online	31.6%	27.7%	31.4%	22.7%
On-ground	-29.8%	-32.1%	-21.3%	-20.2%

CTU	18.4%	16.3%	20.4%	18.7%
Online	25.7%	21.5%	26.9%	23.4%
On-ground	-17.0%	-8.2%	-10.2%	-2.4%

Briarcliffe	3.0%	-6.8%	-5.0%	-2.8%
Total University	19.8%	15.8%	20.5%	15.2%

	Student Population as of October 31,
	2009	2008
AIU	22,700	19,900
Online	18,600	16,100
On-ground	4,100	3,800

CTU	29,300	23,100
Online	23,700	18,300
On-ground	5,600	4,800

Briarcliffe	1,700	1,800

Total University	53,700	44,800

	Student Starts for the three months ended September 30,
	2009	2008
AIU	6,530	6,130
Online	5,460	5,200
On-ground	1,070	930

CTU	8,760	7,300
Online	7,630	6,280
On-ground	1,130	1,020

Briarcliffe	720	700

University	16,010	14,130

Career Education Corporation

Reconciliation of GAAP to Non-GAAP Items (1)

(dollars in millions)

	For the Three Months Ended September 30,
	2009		2008
	Operating Income	Earnings per Diluted Share	Operating Income	Earnings per Diluted Share
Reported	$32.3	$0.25	$(6.2)	$(0.00)
Reconciling Items:
Performance Based Compensation Related to Plan Outperformance (2)	18.8	0.14	—	—
Transitional Schools (3)	7.4	0.06	8.0	0.06
Asset Impairment	2.5	0.02	6.8	0.05
Lease Termination Charges	—	—	9.7	0.07

Adjusted to Exclude Significant Items and Transitional Schools	$61.0	$0.47	$18.3	$0.18

Diluted Weighted Average Shares Outstanding		83,669		89,675

	For the Nine Months Ended September 30,
	2009		2008
	Operating Income	Earnings per Diluted Share	Operating Income	Earnings per Diluted Share
Reported	$86.3	$0.58	$37.1	$0.32
Reconciling Items:
Transitional Schools (3)	44.5	0.33	27.9	0.20
Performance Based Compensation Related to Plan Outperformance (2)	25.3	0.19	—	—
Asset Impairment	2.5	0.02	6.8	0.05
Severance and Stay	1.5	0.01	4.3	0.03
Lease Termination Charges	—	—	9.7	0.07
Gain from Termination of Affiliate Relationship (4)	—	—	—	(0.03)

Adjusted to Exclude Significant Items and Transitional Schools	$160.1	$1.13	$85.8	$0.64

Diluted Weighted Average Shares Outstanding		87,071		90,144

	For the Nine Months Ended September 30,
	2009	2008
Net Cash Flows from Operating Activities	$217.4	$158.9
Adjust for:
Capital expenditures, net	(50.3)	(39.9)

Free Cash Flows	$167.1	$119.0

(1)	The Company has included some non-GAAP financial measures in this presentation to discuss the Company's financial results. As a general matter, the Company uses these non-GAAP measures in addition to and in conjunction with results presented in accordance with GAAP. Among other things, the Company may use such non-GAAP financial measures in addition to and in conjunction with corresponding GAAP measures, to help analyze the performance of its core business, in connection with the preparation of annual budgets, and in measuring performance for some forms of compensation. In addition, the Company believes that non-GAAP financial information is used by analysts and others in the investment community to analyze the Company's historical results and in providing estimates of future performance and that failure to report these non-GAAP measures could result in confusion among analysts and others and a misplaced perception that the Company's results have underperformed or exceeded expectations.

These non-GAAP financial measures reflect an additional way of viewing aspects of the Company's operations that, when viewed with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the Company's results of operations and the factors and trends affecting the Company's business. However, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

(2)	Performance Based Compensation Related to Plan Outperformance by segment as follows:

	For the Three Months Ended September 30, 2009	For the Nine Months Ended September 30, 2009
Corporate	7.3	9.7
University	4.0	5.3
Health	3.6	5.0
Culinary	2.0	2.7
Art & Design	1.9	2.6

TOTAL	18.8	25.3

(3)	Reported within the Transitional Schools operating loss for the nine-months ended September 30, 2009 was $22.5 million of lease exit charges. Reported within the Transitional Schools operating loss for the nine months ended September 30, 2008 was $6.9 million of severance and stay bonus expense, $2.2 million of asset impairment charges associated with AIU - LA, and Lease Exit Costs for $1.2 million.

(4)	Gain from Termination of Affiliate Relationship is recorded within other income (expense) on the unaudited consolidated statement of operations.